UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 20, 2007

AMERICAN PHYSICIANS SERVICE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	0-11453	75-1458323
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 CAPITAL OF TEXAS HIGHWAY

SUITE C-300

AUSTIN, TEXAS 78746

(Address of Principal Executive Offices, Zip Code)

(512) 328-0888

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On June 20, 2007, American Physicians Service Group, Inc. (“APS”) issued a press release announcing that its proposed public offering of 2,100,000 shares of common stock had priced at $16.50 per share. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release issued by American Physicians Service Group, Inc., on June 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2007	American Physicians Service Group, Inc.
Signed: /s/ Thomas R. Solimine
Name: Thomas R. Solimine
Title:Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by American Physicians Service Group, Inc., on June 20, 2007.